                               POWER OF ATTORNEY
                               -----------------
                  RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
                  ------------------------------------------

              Gumer C. Alvero                 Gregory C. Johnson
              Timothy V. Bechtold             Jean B. Keffeler
              Maureen A. Buckley              Thomas R. McBurney
              Rodney P. Burwell               Jeryl A. Millner
              Robert R. Grew                  Thomas V. Nicolosi
              Martin T. Griffin               Michael R. Woodward
              Ronald L. Guzior                David K. Stewart

Do hereby jointly and severally authorize Chris R. Long, Mary Ellyn Minenko, Scott R. Plummer, Christopher O. Petersen, Bruce H. Saul, Heather M. Somers or Rodney J. Vessels to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Co. of New York pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 2nd day of January, 2007.

/s/      Gumer C. Alvero                                 /s/      Gregory C. Johnson
-----------------------------------                      ----------------------------------
         Gumer C. Alvero                                          Gregory C. Johnson
         Director and Senior Vice President - Annuities           Director

/s/      Timothy V. Bechtold                             /s/      Jean B. Keffeler
-----------------------------------                      ----------------------------------
         Timothy V. Bechtold                                      Jean B. Keffeler
         Director, President and Chief Executive                  Director
         Officer

/s/      Maureen A. Buckley                              /s/      Thomas R. McBurney
-----------------------------------                      ----------------------------------
         Maureen A. Buckley                                       Thomas R. McBurney
         Director, Vice President, Chief Operating                Director
         Officer, Consumer Affairs Officer, Claims
         Officer and Anti-Money Laundering Officer

/s/      Rodney P. Burwell                               /s/      Jeryl A. Millner
-----------------------------------                      ----------------------------------
         Rodney P. Burwell                                        Jeryl A. Millner
         Director                                                 Director

/s/      Robert R. Grew                                  /s/      Thomas V. Nicolosi
-----------------------------------                      ----------------------------------
         Robert R. Grew                                           Thomas V. Nicolosi
         Director                                                 Director

/s/      Martin T. Griffin                               /s/      Michael R. Woodward
-----------------------------------                      ----------------------------------
         Martin T. Griffin                                        Michael R. Woodward
         Director                                                 Director

/s/      Ronald L. Guzior                                /s/      David K. Stewart
-----------------------------------                      ----------------------------------
         Ronald L. Guzior                                         David K. Stewart
         Director                                                 Vice President and Controller

                                 RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
                            REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

------------------------------------------------------------------------------------------------------------
                                                                                       1933        1940
                                                                                       Act No.     Act No.
------------------------------------------------------------------------------------------------------------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1                                                 811-07475
------------------------------------------------------------------------------------------------------------
Privileged Assets Select Annuity                                                       333-139767
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2                                                 811-07511
------------------------------------------------------------------------------------------------------------
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio                   333-139772
------------------------------------------------------------------------------------------------------------
RiverSource AccessChoice Select Variable Annuity                                       333-134154
------------------------------------------------------------------------------------------------------------
RiverSource Endeavor Select Variable Annuity                                           333-139764
------------------------------------------------------------------------------------------------------------
RiverSource FlexChoice Select Variable Annuity                                         333-134154
------------------------------------------------------------------------------------------------------------
RiverSource Innovations Select Variable Annuity                                        333-139764
------------------------------------------------------------------------------------------------------------
RiverSource Innovations Variable Annuity                                               333-139764
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RIVERSOURCE OF NEW YORK ACCOUNT 4                                                                  811-3500
------------------------------------------------------------------------------------------------------------
RiverSource Variable Retirement & Combination Annuities                                2-78194
------------------------------------------------------------------------------------------------------------
RiverSource Employee Benefit Annuity                                                   33-52567
------------------------------------------------------------------------------------------------------------
RiverSource Flexible Annuity                                                           33-4174
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RIVERSOURCE OF NEW YORK ACCOUNT 7                                                                  811-4913
------------------------------------------------------------------------------------------------------------
RiverSource Single Premium Variable Life Insurance Policy                              33-10334
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RIVERSOURCE OF NEW YORK ACCOUNT 8
------------------------------------------------------------------------------------------------------------
RiverSource Succession Select Variable Life Insurance                                  333-42257
------------------------------------------------------------------------------------------------------------
RiverSource Variable Universal Life Insurance                                          33-15290
------------------------------------------------------------------------------------------------------------
RiverSource Variable Second-To-Die Life Insurance                                      33-62457
------------------------------------------------------------------------------------------------------------
RiverSource Variable Universal Life III                                                333-44644
------------------------------------------------------------------------------------------------------------
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV -
Estate Series                                                                          333-44644
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT                                                   811-07623
------------------------------------------------------------------------------------------------------------
RiverSource Flexible Portfolio Annuity                                                 33-62407
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
                                                                                       1933        1940
                                                                                       Act No.     Act No.
------------------------------------------------------------------------------------------------------------
RiverSource Retirement Advisor Variable Annuity                                        333-79311
------------------------------------------------------------------------------------------------------------
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement
Advisor Select Plus Variable Annuity                                                   333-79311
------------------------------------------------------------------------------------------------------------
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement
Advisor Select Plus Variable Annuity                                                   333-79311
------------------------------------------------------------------------------------------------------------
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4
Access Variable Annuity                                                                333-79311
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RIVERSOURCE OF NEW YORK ACCOUNT SBS                                                                811-6560
------------------------------------------------------------------------------------------------------------
RiverSource Symphony Annuity                                                           33-45776
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------